Exhibit 99.1

INVESTOR PRESENTATION · SEPTEMBER 2026 CitroTech Advanced Wildfire Protection NYSE American: CITR The platform, the channel, and the path to the 2027 fire season. This presentation contains forward - looking statements and should be read together with the Disclaimer on the following page and the Company's filings with the SEC.

IMPORTANT INFORMATION Disclaimer & Forward - Looking Statements Forward - Looking Statements. This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward - looking statements include, without limitation, statements regarding the Company's anticipated qualification of its products for the U.S. Forest Service Qualified Products List and the timing thereof; the anticipated timing of commercial revenue from the HexiTech joint venture; the expansion of the Company's certified partner network; anticipated market opportunities; and the Company's capital requirements and financing plans. These statements are based on management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including those described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update forward - looking statements except as required by law. Going Concern. As disclosed in the Company's Quarterly Report on Form 10 - Q for the quarter ended June 30, 2026, filed August 10, 2026, management has concluded that conditions exist that raise substantial doubt about the Company's ability to continue as a going concern for a period of one year following the issuance of those financial statements. Investors should read that filing in its entirety, including the risk factors and financial statements therein. No Offer or Solicitation. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities. No securities are being offered hereby. Regulatory Status. CitroTech products are not currently listed on any U.S. Forest Service Qualified Products List. EPA Safer Choice recognition reflects EPA review of product ingredients against program criteria, including aquatic toxicity and biodegradability; it is not a U.S. Forest Service qualification, an efficacy endorsement, or an approval for use on federal lands. Third - Party Information. Market and industry data included herein are derived from third - party sources believed to be reliable, and in certain cases from Company analysis synthesizing third - party research; such data have not been independently verified. Figures identified as Company estimates or Company analysis are labeled as such. Market Data. Market capitalization figures are approximate, as of the dates shown, and are presented for reference only. They are not a valuation opinion, price target, or guidance. CitroTech Inc. · NYSE American: CITR 2

THE TRANSFORMATION

Six Structural Changes in Nine Months Formed CitroTech

	THROUGH 2025		TODAY
LISTING	OTC Markets (GEVI)	→	**NYSE American (CITR) -** One of only 4 companies in the United States to be uplisted from OTC in 2025
IDENTITY	Holding company, subsidiary brand	→	**Single operating company** - renamed CitroTech **Jan 2026**; HQ to Colorado **Mar 2026**
MANUFACTURING	Self-funded, sub-scale	→	**HexiTech JV with Hexion** - 20+ plants, 1,200+ customers **Apr 2026**
CHANNEL	2 certified partners	→	**20+ certified partners**, six states + Alberta **Aug 2026**
VALIDATION	Pilot programs	→	**Named municipal customer** with state-funded expansion **Jul 2026**
R&D	Internal	→	**Texas A&M (TEES)** sponsored research **Mar 2026** + added R&D expertise in Boulder, Colorado


NYSE CLOSING BELLS
AUGUST 19, 2026
CITR
LISTED
NYSE
CitroTech
CITR
LISTED
NYSE
NEW YORK STOCK EXCHANGE

August 19, 2026: CitroTech's board and executive team stand alongside Hexion and All Risk Shield to close the market at the New York Stock Exchange. OTC-traded 9 months earlier under a different name.

The institutionalization journey: New management team · NYSE American uplisting · CitroTech rebrand · Colorado HQ · Hexion JV · 20+ Certified Partners · Series A Preferred eliminated · Institutional Board

CitroTech Inc. · NYSE American: CITR 3 CitroTech

INVESTMENT SUMMARY A Proactive Wildfire Platform, Entering Its Commercial Phase 1 One chemistry, three markets Factory - applied wood products, proactive ground application, and structure defense - one citric - acid - derived platform. 2 Tier - one manufacturing partner 50/50 HexiTech JV with Hexion - 20+ plants, 1,200+ customers - covering plywood, OSB, engineered wood and mass timber. 3 The federal market opens with one listing The USFS Qualified Products List (QPL) gates federal land. ~1 - year testing for ground - based retardants. Management expects qualification during the 2027 fire season. 4 Validated in the field City of San Diego: Zero reignitions of encampment - related fires after application, multiple burn trials with fire agencies proving efficacy 5 The tailwind is statutory California's WUI Code effective January 2026; Colorado's Wildfire Resiliency Code enforceable July 2026. 6 Proven operator s CEO Wes Bolsen founded LaderaTech and sold it to Perimeter Solutions - today a ~$5.65B public company. COO Andrew Hotsko was Regional President of Canopy Service Partners. CitroTech Inc. · NYSE American: CITR 4

WHY NOW We Spend Billions Fighting Fires and Almost Nothing Preventing Them $6.4B Federal wildland fire management, FY2026 enacted - most of it suppression 6.33M acres Burned YTD 2026 vs. 3.60M at the same date in 2025 - up 75% 10 - 20% Share of CAL FIRE's budget that goes to resilience rather than response (Legislative Analyst's Office, 2026) Suppression is funded; prevention is not. U.S. wildfire costs the economy $394 - 893B a year - 2 - 4% of GDP (Senate Joint Economic Committee). The chemistry deployed at scale is ammonium phosphate based and has been under Clean Water Act and Endangered Species Act litigation since 2022. One in three U.S. homes sits in the wildland - urban interface; 4.5M+ structures at high - to - extreme risk (Verisk, 2025). Jan 2025 LA fires: $40B insured / $53B economic loss - the largest insured wildfire loss on record (Swiss Re; Munich Re). Prevention and ground - based asset protection ha ve no incumbent at scale. That is the opening. CitroTech Inc. · NYSE American: CITR 5

WHY NOW

The Mandate Arrived in 2026

Building codes, insurance economics and regulation converged this year

JANUARY 2026

California WUI Code

Title 24, Part 7 - consolidated WUI requirements: construction materials, defensible space, and the new Zone 0 ember-resistant perimeter, across mapped Fire Hazard Severity Zones.

JULY 2026

Colorado Wildfire Resiliency Code

Statewide. Class A roof coverings required; Class 2 structures require noncombustible eave and soffit protection and 1-hour-rated or noncombustible exterior walls.

JULY 2026

Colorado HB25-1182

Insurers must incorporate mitigation into risk models or provide discounts - the first state-mandated wildfire mitigation discounts.

AUGUST 2026

CSAA / AAA discount

Up to 32% off the wildfire portion of premium for qualified mitigation on new HO-3 policies - the leading edge of the direction of travel.

The forcing function is insurance availability: 2.8M+ California homeowners policies non-renewed in fire-prone ZIP codes, 2020-2025. The California FAIR Plan now carries $700B of exposure - residential policies up 151% since September 2022.

CitroTech Inc. · NYSE American: CITR

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CitroTech

THE PLATFORM

Citric-Acid Chemistry Is the First EPA Safer Choice Recognized Fire Inhibitor

Derived from fermented grain. Recognized by EPA Safer Choice.

PRODUCT PROFILE

- **Active ingredient:** tripotassium citrate - citric-acid derived
- First fire inhibitor recognized under the EPA Safer Choice program
- UL GREENGUARD Gold certified - ASTM tested
- PFAS and Phosphate-free formulation
- **Product line:** CitroTech-31 and CitroTech-34
- 31 issued and 56 pending patents protecting the chemistry, application method and GPS-verified deployment
- **Long-term inhibitor** - remains effective on fuels after application, unlike short-term suppressants or water


CitroTech-31
VEGETATION DEFENSE

EPA SAFER CHOICE

Every ingredient reviewed by EPA against program criteria including aquatic toxicity and biodegradability - first in the fire defense category.

UL GREENGUARD GOLD

Certified for low chemical emissions - the stricter GREENGUARD standard.

ASTM TESTED

Performance tested to applicable ASTM standards, including Class A flame spread criteria.

Note: EPA Safer Choice recognition reflects EPA review of product ingredients against program criteria

CitroTech Inc. · NYSE American: CITR
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CitroTech

THE PLATFORM Non - Toxic C itroTech Product in USFS QPL Evaluation CONVENTIONAL LONG - TERM RETARDANTS • Dominated by QPL aerial application • Ammonium - salt chemistry - mono - and diammonium phosphate, ammonium polyphosphate • Peer - reviewed USGS research identifies un - ionized ammonia as the primary toxic component to fish (2024) • USFS's own ecological risk assessment concurs (Dec 2025): “very highly toxic to fish and bivalves,” pH - dependent • Toxicity persists after 7 - 56 days of field weathering (2025) • Trade - secret additive fraction of up to 15% undisclosed on the safety data sheet • USFS records 761,282 gallons dropped directly into water, 2012 - 2019; 300 - foot waterway buffers required CITROTECH • Initially targeting ground - based QPL approval. Would submit a separate product if going after aerial • Citric - acid derived - contains no ammonium and no phosphate compounds • EPA Safer Choice: every ingredient reviewed against aquatic - toxicity and biodegradability criteria • Full ingredient transparency • UL GREENGUARD Gold certified • No detectable heavy metals - the only product with none detected in All Risk Shield's independent comparative testing of five leading fire retardants USFS rewrote its specification - tightened aquatic - toxicity limits and removed the ammonium phosphate requirement “to foster product innovation.” Three products serve this category. The other two are phosphate - based with trace heavy metals: CitroTech c ould be the only non - phosphate fire retardant with ground - based QPL approval for U.S. federal lands . CitroTech Inc. · NYSE American: CITR 8

SEE IT WORK A Live Burn, Watched by the Fire Chiefs Who Buy It THE DEMONSTRATION • Live fire on untreated and CitroTech - treated vegetation, side by side • Vegetation chosen by the agencies • Demonstrated performance • Attended by fire chiefs representing Southern California Not a laboratory result. A field burn, on their vegetation, in front of the people who decide. CitroTech Inc. · NYSE American: CITR 9

THE PLATFORM One Chemistry Reaches the Market Through Three Distinct Channels 1 FACTORY - APPLIED WOOD PRODUCTS Class A fire protection applied at the mill - plywood, OSB, engineered wood, mass timber. Commercialized through the HexiTech joint venture with Hexion. Channel: manufacturing partner 2 PROACTIVE GROUND APPLICATION Pre - season and pre - event treatment of vegetation, corridors and infrastructure. Quick Response Force deployment with predictive AI and GPS - verified application. Channel: partners, agencies, utilities 3 CITROSAFE ® PROPERTY DEFENSE Installed perimeter defense systems for residential and commercial property, remotely deployable as fire approaches. Channel: partners, insurance, homebuilders Emerging - wash - durable fire - resistant textiles, in sponsored research with Texas A&M Engineering Experiment Station since March 2026. CitroTech Inc. · NYSE American: CITR 10

VERTICAL 1 · FACTORY-APPLIED WOOD - HEXITECH JOINT VENTURE

Class A Fire Protection Moves to the Point of Wood Production

50/50 joint venture with Hexion, formed April 2026 focused on manufactured wood products and lumber treatments.

WHAT HEXITECH IS

Fire protection moved to the point of production: Class A performance integrated at the mill into plywood, OSB, engineered wood and lumber - without the structural and cost trade-offs of traditional pressure-treated wood. Delaware LLC with three-person board: CitroTech CEO Wes Bolsen, Hexion CEO Michael Lefenfeld, and one independent.

WHAT HEXION BRINGS

- 170-year-old company and global leader in wood resins and adhesives
- **20+ plants · 1,200+ customers · ~60 countries**
- **45% global share** in the specialty adhesives that hold wood panels together
- Sales force inside nearly every major wood products manufacturer

WHAT CITROTECH BRINGS

- **The chemistry and the IP** - exclusive within factory applied wood products

PLYWOOD | OSB | ENGINEERED WOOD | MASS TIMBER

- Class A performance without the structural and cost trade-offs of pressure-treated wood



STATUS & STRUCTURE

- Validated in testing by several of North America's largest wood products companies; full-size panel burns underway
- Commercial partner targeted by year-end 2026
- **Initial JV revenues targeted early 2027**
- Hexion committed up to $6.0M toward CitroTech's JV capital contributions if needed
- **Year-5 path: Hexion may acquire CitroTech's JV interest beginning in year five - an embedded value-realization option**

A multi-billion-dollar company with a 170-year history does not form a 50/50 JV with a pre-revenue partner unless it believes the demand is real and the chemistry works.

CitroTech Inc. · NYSE American: CITR
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CitroTech

$582M NA fire - retardant plywood 5.2% CAGR through 2034 $1.08B NA fire - retardant OSB 5.9% CAGR through 2034 - the focus $755M NA fire - retardant lumber 4.3% CAGR through 2030 = $2.4B combined North American fire - retardant wood products market of which roughly $500M is the fire - retardant chemistry – CitroTech’s addressable revenue through the JV EXPANSION CASE - SIDING Fiber - cement board owns the premium exterior market - fireproof, but heavy, costly to install, and without a natural wood finish. Code - compliant siding in fire - prone regions is the single largest adjacency to the base market. STATUS AND THE VALUE EVENT • Full - size panel burn testing underway, led by Hexion • Validation completed with several of North America's largest wood products companies • From year five, Hexion may acquire CitroTech's 50% - at a valuation reflecting what the JV has become, with proceeds available to fund the other verticals CitroTech Inc. · NYSE American: CITR 12 HEXITECH JOINT VENTURE A $2.4B Market Where Fire - Retardant Penetration Is Under 5%

VERTICAL 2 · PROACTIVE GROUND APPLICATION

Proactive Ground Treatment Enters Budgets That Are Already Mandated

APPLICATIONS

- Pre-season treatment of high-risk vegetation and fuel loads
- Utility corridor and right-of-way protection
- Roadside and evacuation-corridor treatment
- Critical infrastructure and asset protection
- Quick Response Force deployment ahead of an advancing fire

WHO BUYS

- Municipal and county fire agencies · state agencies
- Investor-owned utilities · railroads
- Federal and military sites - via All Terrain Fire Support
- Insurance carriers


QTAC

TECHNOLOGY LAYER

- Predictive AI for treatment prioritization
- GPS-verified application - patent portfolio expanded June 2026
- Treated-site mapping and verification for agency reporting



Athena has consistently demonstrated to be as accurate in projecting not only the highest likelihood but also the lowest likelihood of a wildfire occurring.

$27B

California IOU wildfire costs authorized 2019-2023 (CPUC; CA Assembly Utilities & Energy, 2025)

SCE's 2026-2028 wildfire mitigation plan alone: $6.2B

CitroTech Inc. · NYSE American: CITR 13 CitroTech

VERTICAL 3 · PROPERTY DEFENSE Installed Perimeter Defense Deploys Before the Fire Arrives THE SYSTEM • Installed system, remotely activated as fire approaches • Applies CitroTech inhibitor to the structure and its immediate perimeter • Aligns with Zone 0 ember - resistant perimeter requirements under California's 2026 WUI Code • Delivered and installed through the certified partner network 4.5M+ U.S. structures at high - to - extreme wildfire risk (Verisk, 2025) 1.28M California housing units at extreme risk - the highest of any state (Triple - I) ~46M Homes in the wildland - urban interface - roughly one in three U.S. homes (Triple - I, 2026) The buying trigger: 2.8M+ California homeowners policies non - renewed in fire - prone ZIP codes, 2020 - 2025 · Colorado homeowners premiums up 58%, 2018 - 2023 (Rocky Mountain Insurance Association) CitroTech Inc. · NYSE American: CITR 14

PROOF

San Diego's Pilot: 100% Reduction in Encampment-Related Reignitions

36+

former encampment sites

ZERO

reignitions in treated areas

THE EXPANSION

$1.5M California District 76 state grant · $200K allocated to CitroTech product purchases · deployment more than doubling across high-risk areas and evacuation corridors · treated sites publicly mapped on the City's ArcGIS platform

"Encampment-related fires remain a challenge in California's wildland-urban interface areas, so it was important to conduct a pilot like this to evaluate CitroTech in some of the City's highest-risk areas under real field conditions. CitroTech has shown itself to be an effective tool for reducing fire risk in locations where traditional fuel management staffing and funding is limited. Community feedback has been very positive, and these results helped make the case for expanding the program."

- Tony Tosca, Deputy Chief, San Diego Fire-Rescue Department · Company press release, July 13, 2026


LOGISTICS

CitroTech Inc. · NYSE American: CITR

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CitroTech

PROOF Twenty Partnerships Announced in Nine Months The channel was built in 2026 MAR All Terrain Fire Support Federal, state and military site targeting; service - disabled veteran - owned partner. APR Hexion → HexiTech LLC 50/50 JV - factory - applied fire protection: plywood, OSB, engineered wood, mass timber. MAY Texas A&M (TEES) Sponsored research: wash - durable intumescent coatings → CitroTex fire - resistant textiles. JUN All Risk Shield Named CitroTech preferred fire inhibitor after independent five - product comparative testing. JUL Partner network 2 → 13 Florida, Montana, Washington and Alberta, Canada added to the certified network. JUL City of San Diego Expansion funded: deployment more than doubling. JUL Sim Farar, Strategic Advisor Twice U.S. Representative to the U.N. General Assembly; former LA Fire & Police Pensions commissioner. AUG FLASH Corporate member - 100+ organization coalition incl. FEMA, State Farm, Travelers. Network reaches 20+. THE CERTIFIED NETWORK - 2 → 20+ IN NINE MONTHS · NEXT: OR, TX, AZ, NM CA All Risk Shield 3 Generations Improvements Allied Disaster Defense Builtech Burtek Energy CJS Automatic Fire Sprinkler Davey Firebreak Wildfire Defense Flame Guard Systems JBJ Box Design Prime Time Electrical Trident Ember Defense MT / CO Big Sky Fire Defense Panoramic Irrigation Platinum Restoration+ FL All Terrain Fire Support Global Fireproof Solutions CANADA Global Fire Rescue Service CitroTech Inc. · NYSE American: CITR 16

THE FEDERAL UNLOCK · 1 OF 2 A Single QPL Listing Converts Federal Land from Closed to Addressable Management expects QPL qualification during the 2027 fire season THE SCALE BEHIND THE GATE ~$1.3B Current federal long - term aerial retardant contract, 2026 - 2030 48.6M gal Fire retardant deployed by federal agencies in 2024 (most via airtanker) 100% Of aerial long - term retardant qualifications held by a single supplier The QPL is also referenced by state agencies, including CAL FIRE as well as countries such as Australia, Mexico, Canada, and parts of EMEA WHERE CITROTECH STANDS • The Qualified Products List governs all fire - chemical use on federal lands - evaluation covers effectiveness, mammalian and aquatic toxicity, corrosion, and stability • CitroTech products are in commercial use today on state, local and private land - the QPL governs federal land • USFS tightened aquatic - toxicity limits and removed the ammonium phosphate requirement “to foster product innovation” • The revised specification admits new chemistry - CitroTech's is the kind it was opened for • CitroTech to initially target ground - based QPL approval but could seek aerial approval in the future. Qualification c ould make CitroTech the only non - phosphate alternative available for federal use. Potentially dominant ground - based retardant CitroTech products are not currently listed on any USFS Qualified Products List. Statements regarding anticipated qualification and its t iming are forward - looking; there can be no assurance of qualification or of its timing. See Disclaimer & Forward - Looking Stateme nts. CitroTech Inc. · NYSE American: CITR 17

THE FEDERAL UNLOCK · 2 OF 2

QPL Listing Opens the Buyers Who Already Have the Budget and Equipment

FEDERAL	STATE	UTILITIES	TRANSPORTATION	LOCAL
USDA Forest Service	CAL FIRE	Investor-owned utilities	Class I railroads	County fire agencies
Department of the Interior	State forestry agencies	Rural electric cooperatives	Regional and short-line rail	Municipal fire departments
Bureau of Land Management	Prescribed burn management	Transmission operators	Right-of-way contractors	Fire protection districts
Department of War	State emergency management	**- all under mandated plans**	State/Federal Dept of Transportation	Water and utility districts

These buyers already fund this work. Utilities and railroads spend against mandated wildfire mitigation plans today - trimming, mowing, herbicide application. CitroTech becomes a line inside an existing budget, not a new budget request. Able to precision-apply a safe retardant from ground-based equipment.

Categories shown are the buyer universe that USFS Qualified Products List eligibility opens. They are not current customers, contracts, or pipeline. CitroTech products are not currently listed on any USFS Qualified Products List; statements regarding anticipated qualification and its timing are forward-looking and subject to the risks described in the Disclaimer and the Company's SEC filings.

CitroTech Inc. · NYSE American: CITR

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CitroTech

MARKET OPPORTUNITY Expanded Partners, Funded Pilots and Commercial Applications , QPL in 2027 The next twelve to twenty - four months Channel - built and expanding Will have over 30 partners across the United States entering 2027 Municipal - funded and expanding San Diego funding for CitroTech expands to other large CA counties · Municipal water districts Factory - in testing HexiTech panel burns underway · initial customer targeted by year - end 2026 · first revenues early 2027. Verticals engaged directly and through partners Utilities · railroads · insurance carriers · county and local fire agencies. Approaching Government Contracts Engaging federal affairs team, All Risk Shield and All Terrain to assist with federal, state and military contracts . Regulatory QPL ground - based listing expected during 2027 fire season (management expectation). The 2026 build is channel. The 2027 opportunity is what that channel carries into the fire season. Forward - looking statements; see Disclaimer. CitroTech Inc. · NYSE American: CITR 19

MARKET OPPORTUNITY

Two Markets, Sized on the Chemistry CitroTech Actually Sells

WOOD PRODUCTS CHEMISTRY - VIA HEXITECH

~$500M

North American fire-retardant chemistry - the treatment, not the treated product

- Sits inside a $2.4B+ North American treated wood products market – plywood $582M, OSB $1.08B, lumber $755M – where the fire-retardant chemistry is roughly 18-20% of treated product value
- **Sits on top of >$120B of U.S. wood substrate running at only 0.5–5% fire-retardant penetration**
- Expansion case - code-compliant siding, not included above

How do we get to $500M?

$2.4B	North American fire-retardant wood products market (product value)
x 20%	Fire-retardant chemistry as a share of treated product cost
= ~$500M	The chemical market CitroTech reaches through HexiTech

WILDFIRE PREVENTION CHEMISTRY - DIRECT

$200M+

U.S. Ground-based prevention - the adjacent category

- Benchmarked against ~$489M of annual aerial fire-safety product revenue at the incumbent - the observable market today
- **Ground-based prevention does not exist at scale. CitroTech is building the category, not taking share in it**
- Federal land requires QPL listing
- International ground-based applications will be in addition to this

~$700M+ of addressable chemical revenue across both channels – against a market capitalization of roughly $140M

WHERE THE MONEY COMES FROM Mandated utility and railroad wildfire mitigation budgets · state wildfire and forest resilience funding · $6.4B federal wildland fire management appropriation (FY2026)

Figures above are addressable market sizes, not revenue projections. They are distinct from wildfire economic exposure and authorized utility wildfire costs shown earlier, which measure the cost of the problem rather than a market CitroTech sells into. Sources: third-party industry research on North American fire-retardant plywood, OSB and lumber; public company filings; U.S. federal appropriations.

CitroTech Inc. · NYSE American: CITR

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CitroTech

COMPETITIVE LANDSCAPE

A Category with One Legacy Player — and a Specification Just Rewritten to Encourage Alternatives

PERIMETER SOLUTIONS (NYSE: PRM) - THE INCUMBENT	
Revenue (FY2025)	**$652.9M** +16% y/y
Adjusted EBITDA (FY2025)	**$331.7M** ~50.8% margin
Fire Safety segment revenue	**$489.0M**
Market capitalization	**~$5.65B** Aug 2026, from $1.87B at YE2024
Aerial long-term retardant qualifications	**100%** federal contract through 2030

WHY THIS COMPARISON MATTERS

- Ground-based retardant application likely to come under additional environmental scrutiny for repeated applications. CitroTech has a safer alternative
- CitroTech able to generate 50%+ product margins on gallons sold. Objective is to move more gallons through multiple channels and verticals
- **CitroTech's CEO founded LaderaTech and sold it to Perimeter Solutions ahead of them going public.** Has been in the leadership team of both companies that now make up an industry "duopoly"

Market capitalization approximate, as of August 2026 - reference only; not a valuation opinion, price target, or guidance. Perimeter figures are company-reported non-GAAP adjustments; GAAP results differ materially. Forward-looking; see Disclaimer.

CitroTech Inc. · NYSE American: CITR

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CitroTech

LEADERSHIP A Team That Has Already Built and Sold Into This Market Wes Bolsen Chief Executive Officer Founded LaderaTech; sold it to Perimeter Solutions (NYSE: PRM) and served through its ~$2B listing. Stanford MBA. Andrew Hotsko Chief Operating Officer Previously Regional President, Canopy Service Partners; Bank of America investment banking. USMC officer; Wharton MBA. Nanuk Warman Chief Financial Officer & Secretary ~24 years of public - company finance and SEC reporting across U.S. and Canadian issuers. CPA, CMA, CFA. Kevin Schaff Global Head of Business Development Serial entrepreneur; previously EVP of Business Development at Source Global and CEO of Twyst. STRATEGIC ADVISOR Sim Farar - twice U.S. Rep. to the U.N. General Assembly; former LA Fire & Police Pensions commissioner. BOARD Craig Huff (Chairman) · Wes Bolsen · Lorenzo Calinawan · Michael Feigin (joined Jun 2026) MILESTONES 2021 Fire inhibitor technology acquired 2023 First EPA Safer Choice recognition 2025 San Diego pilot DEC 2025 NYSE American uplisting JAN 2026 Rebrand to CitroTech APR 2026 HexiTech JV formed CitroTech Inc. · NYSE American: CITR 22

FORWARD What Happens Between Here and the 2027 Fire Season Q3 - Q4 2026 • Partner network targeted to grow to over 3 0 • Full - size panel burn testing complete • HexiTech commercial partner signed by year - end • San Diego expansion · entry: OR, TX, AZ, NM → Q4 2026 - Q1 2027 • Initial HexiTech JV revenues start • Manufacturing of a new powdered CitroTech to be ready for the fire season • Utility and railroad pre - season procurement windows • Anticipated news from US Forest Service on QPL progress by the end of the year → AHEAD OF THE 2027 SEASON • QPL listing expected during 2027 fire season - opens federal and state lands and international opportunities • Pre - season treatment programs contracted • CitroSafe installations through Certified Parner network ahead of peak season . CitroTech to sell chemicals and control system into the installations Wildfire procurement is seasonal - contracts for the 2027 season are placed in late 2026 and early 2027. That is what the 2026 c hannel build was for. Forward - looking statements; see Disclaimer. CitroTech Inc. · NYSE American: CITR 23

FORWARD A Built Product Waiting on a Built Channel BEHIND US Validation • Technology proven; certifications obtained • Pilots completed with measured results • Revenue pilot - driven and order - lumpy by nature → 2026 Channel construction • Hexion JV - the factory channel • Certified partners 2 → 20+ - the ground channel • Agency and advisory relationships - the government channel • Books little revenue while it is built → 2027 Volume • Channels monetize into the fire season • Factory revenue anticipated from early 2027 • Federal and state forestry as well as some verticals contingent on qualification The 2026 investment was in QPL formulation, product distribution and JV formation and testing . Forward - looking statements; see Disclaimer. CitroTech Inc. · NYSE American: CITR 24

THE BRIDGE TO 2027 Q2 Reflects a Significant Channel - Build Period , Only Pilot Revenues 6M 2025 6M 2026 Q2 2025 Q2 2026 $000s, except per - share 1,657 626 688 281 Revenue 668 128 316 9 Gross profit 40.3% 20.5% 46.0% 3.2% Gross margin 8,133 8,567 3,705 3,775 Total costs and expenses (6,476) (7,941) (3,018) (3,494) Operating loss (22,807) (10,113) (11,904) (3,903) Net loss (2.47) (0.50) (1.14) (0.18) Net loss per share 12/31/25 6/30/26 Balance sheet ($000s) 6,269 2,519 Cash 14,184 10,036 Total assets 2,921 1,023 Total liabilities 11,263 9,013 Stockholders' equity Shares outstanding: 22,553,474 (Aug 7, 2026) Working capital: $3.3M Debt: None These are the numbers of the channel - build period. The channel monetizes into the 2027 season - HexiTech revenue opportunities anticipated from early 2027 (Company statement, Aug 10, 2026). Forward - looking statements; see Disclaimer. CitroTech Inc. · NYSE American: CITR 25

THE BRIDGE TO 2027 Funding the Bridge to the 2027 Season Is the Remaining Task WHERE WE STAND - 6/30/26 • Cash $2.5M · working capital $3.3M • Total debt $ 0 • Operating cash use ~$1.9M per quarter RESOURCES AVAILABLE • Up to $6.0M committed by Hexion toward JV capital contributions if necessary (through 12/31/27) • $1.0M total liabilities against $10.0M of assets • Stock compensation down $13.3M → $4.2M YoY WHAT THE COMPANY HAS DISCLOSED The Form 10 - Q filed August 10, 2026 states that current cash is not sufficient to fund commercial - scale production and related working capital for the next twelve months - conditions that raise substantial doubt about the Company's ability to continue as a going concern - and that the Company is evaluating funding alternatives, including the issuance of equity or debt. WHAT SCALE REQUIRES • Moderate production capital for c ommercial - scale • Pre - season working capital into the 2027 fire season • Continued channel investment The far bank: management targets operating cash - flow positive by end of 2027 - burn held in historical ranges, with minimal additional capex required to reach $ 1 0 - 2 0M in wildland fire revenue. Forward - looking statements; see Disclaimer. CitroTech Inc. · NYSE American: CITR 26

INVESTMENT HIGHLIGHTS A Differentiated Asset at the Point of Commercial Inflection 1 Chemistry no one else has First and only long - term fire inhibitor recognized under EPA Safer Choice. Non - phosphate, ammonium - free, UL GREENGUARD Gold. The other two products in the category are both phosphate - based with trace heavy metals. 2 A tier - one manufacturing partner 50/50 HexiTech JV with Hexion - 45% global share in wood - panel adhesives, 21 facilities, relationships with nearly every major wood products manufacturer. Hexion holds a path to acquire CitroTech's 50% beginning in year five. 3 Field - validated City of San Diego had zero reignitions in treated areas. All Risk Shied as well as more than 10 other certified partners switched to CitroTech and are applying product and installing CitroSafe systems on homes. 4 A channel built in nine months Certified partner network from 2 to 20+ operators across six states and Canada, with national coverage expanding into Oregon, Texas, Arizona and New Mexico. Looking to increase to over 30 partners by the end of 2026 5 The tailwind is statutory California's WUI Code took effect January 2026; Colorado's Wildfire Resiliency Code became enforceable July 2026. Fire - resistant construction is now mandated, not optional. 6 A single listing unlocks the federal market USFS Qualified Products List eligibility opens federal and state lands, utilities and railroads - buyers who already fund this work through mandated mitigation budgets. QPL approval to be ground - based for fire prevention and protection 7 An operator who has done this before CEO Wes Bolsen founded LaderaTech and sold it to Perimeter Solutions, then led global wildfire prevention there through its public listing. 8 A cleaner capital structure All debt converted by holders. The May 2026 recapitalization eliminated the Series A Preferred and its 1,000 - votes - per - share governance overhang. Board is institutionalized to move toward majority independent board of directors. CitroTech Inc. · NYSE American: CITR 27

Thank You CitroTech Inc. · NYSE American: CITR · Greenwood Village, Colorado INVESTOR RELATIONS Hayden IR citr@haydenir.com This presentation contains forward - looking statements. See Disclaimer & Forward - Looking Statements and the Company's SEC filings .